October 30, 1996

Dear Shareholder:

  The Hilliard Lyons Growth Fund made good headway in the third quarter of 1996, advancing 4.3%. This progress surpassed that of the S&P 500 which grew at a rate of 3.1%. For the year, the Fund was moderately behind the S&P 500. It advanced by 11.7% compared to 13.5% for the index for the nine months. Also, we are pleased to report that at the Fund's third quarter Board meeting, Hilliard Lyons Investment Advisors volunteered to reimburse the Fund for annual expenses incurred which exceed 1.30% of the Fund's net assets. This has the effect of capping the expense ratio at this level. We think this is appropriate in light of the increased asset size of the Fund which has grown from $20.5 million at the beginning of 1995 to $33.5 million today.

THIRD QUARTER FUND DEVELOPMENTS

  Though the steady progress in the market continued for the quarter, this period was unusual. It was punctuated by a severe and rapid decline in July. At one point during the month, the general market was down 10%. The Growth Fund held up well during this period and, as the third quarter results show, has participated fully in the recovery. We are glad to see this as it validates our view that the Fund's holdings tend to hold up better in declines, but do not give up the upside in good markets. We hope this characteristic of the Fund continues to be true moving forward. The business progress of the Fund's companies has generally been in line with expectations, though there are some notable exceptions both positive and negative. The earnings of Synovus Financial Corporation have increased in an outstanding fashion, growing more rapidly than we would have guessed. The same has been true for Dover, Donaldson, and Johnson & Johnson. On the downside, we have seen some disappointments in PepsiCo and International Flavors. We continue to believe that we have a portfolio of truly outstanding enterprises with business characteristics far better than the average U.S. company.

  We are taking advantage of our ability to concentrate more heavily since becoming a non-diversified fund. Most notable is a sizable position in Cincinnati Financial Corporation. We have become increasingly comfortable with this business, which reminds us somewhat of Warren Buffett's Berkshire Hathaway. Its growth, like Berkshire's, comes from both full ownership of operating businesses plus large investments in outstanding growth stocks. In Cincinnati's case, the single business holding is ownership in what we believe to be a very sound insurance company. It holds in its investment portfolio 20% of Fifth Third Bank plus large positions in Exxon, Procter & Gamble, National City Corp., Merck and some other fine companies. We hope that Cincinnati Financial will make a fine contribution to our returns.

OUTLOOK--SHIFTING SANDS

  A new science developed several years ago and was given the peculiar name "complexity". This science was to deal with "complex adaptive systems". You are a complex adaptive system, being a very complicated biological machine and adapting regularly to the environment. One of the major, and perhaps not so original, thoughts in this science is that too rapid change creates chaos and is disastrous. Equally bad is no change at all which creates rot. A second observation of the science is that often major change occurs inexplicably rapidly when in fact unseen tensions were preparing the change all along. The example of continuously dropping one grain of sand onto a pile which eventually leads to a sudden shift is given.
                                                            Continued . . . . .

  There is applicability of this framework continuously in the financial markets and the economy. For example, in the aftermath of the Gulf War when the aggressor Iraq was subdued, oil prices settled in a very narrow range and remained there for several years. This is surprising since it is a commodity which is subject to the laws of supply and demand and, also, much of the world's oil comes from politically unstable areas. No doubt the specter of America's military might suggested a peaceful Middle East for years to come. The complacency in oil markets since that time has subtly led to behavior which created greater and greater potential for these placid markets to erupt, which, indeed, they have recently. In the United States, for example, we became progressively more dependent on foreign oil to satisfy our needs. Also, all along the distribution pipeline from refiners to chemical companies to petroleum marketers the assumption was that supply would be readily available, and inventories were allowed to dwindle to extremely low levels. The oil industry's response to these events, naturally, was to hold back on capital expenditures and development of speculative fields. All the while, however, the demand for oil and petroleum based products was increasing, setting up a situation which progressively became more fragile.

  It is our sense that tensions beneath the surface may be rising in other sectors of the economy. In the consumer lending area delinquencies have been rising rapidly and bankruptcies have reached the highest level in years. Though much of this is due to the expanded use of credit cards, it is unusual to be experiencing such problems in a good economy. Also, based on our research with the companies we follow, earnings progress has become more labored and deviations from expectations are more severely punished by stock market participants. These are straws in the wind that we see portending change ahead from the smooth trends which are extrapolated into the future by so many.

  The Hilliard Lyons Growth Fund is not a complex adaptive system. It is a simple adaptive system. We embrace several core principles and beyond that anything goes. We want to own companies with managers of first rate integrity and intelligence. We want companies with earning power upon which we can rely in good times and bad. We want sound finances. We want to make our investments at reasonable prices; otherwise, the stock market returns may disappoint even though a company's business lives up to our expectations. We are imminently adaptable once these criteria are satisfied, and hence, we feel well prepared for change which we believe is likely to be upon us in the year ahead.

  As always, we appreciate your support and welcome your thoughts and comments.


                                            DONALD F. KOHLER
                                            ---------------------
                                            DONALD F. KOHLER
                                            Chairman


                                            SAMUEL C. HARVEY
                                            ---------------------
                                            SAMUEL C. HARVEY
                                            President

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                               SEPTEMBER 30, 1996

                                                                       Market
 Shares  Company                                                        Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 91.8%
 -------------------------------------------------------------------------------
         CAPITAL GOODS -- 17.4%
         -----------------------------------------------------------------------
 33,000  Dover Corp...............................................   $ 1,575,750
 14,000  General Electric Co......................................     1,274,000
 16,800  Hubbell Inc. CL B........................................       621,600
 38,000  Lydall Inc...............................................       926,250
 25,000  Nordson Corp.............................................     1,393,750
                                                                     -----------
                                                                       5,791,350
         CONSUMER DURABLE -- 4.1%
         -----------------------------------------------------------------------
 49,500  Donaldson Inc............................................     1,367,437
                                                                     -----------
                                                                       1,367,437
         CONSUMER NON-DURABLE -- 11.7%
         -----------------------------------------------------------------------
 32,500* Bush Boake Allen Inc.....................................       775,938
  5,500  CPC International Inc....................................       411,812
 14,000  International Flavors & Fragrances.......................       610,750
 48,000  PepsiCo Inc..............................................     1,356,000
  7,500  Procter & Gamble Co......................................       731,250
                                                                     -----------
                                                                       3,885,750
         FINANCIAL -- 33.5%
         -----------------------------------------------------------------------
 18,000  American International Group Inc.........................     1,813,500
     23* Berkshire Hathaway Inc...................................       739,450
 65,000  Cincinnati Financial Corp................................     3,721,250
 12,000  Federal Home Loan Mortgage Corp..........................     1,174,500
 14,000  Fifth Third Bancorp......................................       813,750
 77,250  Synovus Financial Corp...................................     2,008,500
 18,000  Wachovia Corp............................................       891,000
                                                                     -----------
                                                                      11,161,950
         HEALTH CARE -- 9.8%
         -----------------------------------------------------------------------
 38,500  Allergan Inc.............................................     1,467,813
 35,000  Johnson & Johnson........................................     1,793,750
                                                                     -----------
                                                                       3,261,563

                                                                       Market
 Shares Company                                                         Value
--------------------------------------------------------------------------------
        RETAIL & SERVICES -- 12.2%
        ------------------------------------------------------------------------
 26,500 Brady WH Co...............................................       665,812
 12,000 Gannett Inc...............................................       844,500
 15,000 May Department Stores Co..................................       729,375
 49,000 Walgreen Co...............................................     1,813,000
                                                                     -----------
                                                                       4,052,687
        UTILITY -- 3.1%
        ------------------------------------------------------------------------
 30,500 Century Telephone Enterprises.............................     1,048,438
                                                                     -----------
                                                                       1,048,438
 TOTAL COMMON STOCKS -- (COST -- $20,591,545)                         30,569,175
                                                                     -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.7%
--------------------------------------------------------------------------------

 Principal
   Amount   Description
 ---------- -----------
 $2,915,000 Federal Home Loan
            Bank Purchase Yield
            5.78%,
            due 10/01/96........     2,915,000
                                  ------------
            TOTAL U.S.
            GOVERNMENT
            AGENCY OBLIGATIONS
            (AMORTIZED COST --
             $2,915,000)........     2,915,000
                                  ------------
      OTHER ASSETS LESS LIABILI-
  TIES -- (0.5%)................  (    181,838)
                                  ------------
 NET ASSETS
 (equivalent to $22.56 per share
 of common stock based on
 1,475,849 shares of $.001 par
 value common stock outstanding,
 authorized 150,000,000 shares).  $ 33,302,337
                                  ============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
* Non-income producing security.

                                   DIRECTORS

William A. Blodgett, Jr.
                  Gilbert L. Pamplin
Donald F. Kohler  Dillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler--Chairman
Samuel C. Harvey--President
Thomas A. Corea--Vice President
Joseph C. Curry, Jr.--Vice President, Treasurer and Secretary
Dianna P. Wengler--Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996


                    --------------------------------------
                                      LOGO

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400
                                 (800) 444-1854
                    --------------------------------------